EXHIBIT 10.7

           MERCHANDISING LICENSE AGREEMENT BETWEEN ELP COMMUNICATIONS
              AND INTERACTIVE PROCESSING, INC. DATED APRIL 17, 1996

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                         MERCHANDISING LICENSE AGREEMENT
                              Dated April 17, 1996

1.       LICENSOR:         Sony Signatures Inc. ("Signatures"),
                           as agent for ELP Communications ("Licensor")
                           10202 W. Washington Blvd.
                           Cohn Building, Second Floor
                           Culver City, CA 90232
                           Attention: Director of Licensing
                           Phone: (310) 280-7788; Fax (310) 280-5563

         LICENSEE:         Interactive Processing, Inc. ("Licensee"),
                           a Nevada corporation
                           609 Granville Street, Suite 1738
                           Vancouver, B.C. V7Y 1G5
                           Attention:  Keith Balderson, President
                           Phone: (604) 657-6030; Fax: (604) 687-1858

2.       PROPERTY:         The television series entitled
                           "Married With Children" ("Property").

3.       PROPRIETARY  SUBJECT  MATTER:  shall  mean:  (i)  The  title,  symbols, trademarks, copyrights, designs, advertising, artwork, and logo of the Property, and (ii) the names, approved images and approved likenesses of the performers, set forth below, as such performers are portrayed in the Property, subject to the terms and conditions upon which the rights thereto are owned or controlled by Licensor. Unless the name of a performer appearing in the Property is set forth in the immediately succeeding sentence, then it is specifically acknowledged by Licensee that such performer's name, image, and likeness shall not be included in the definition of Proprietary Subject Matter and the use thereof is not licensed herein. The names, approved images and approved likenesses of the following performers as they appear in-character may be used in connection with the Articles: Katey Sagal, Ed O'Neill, Christina Applegate, David Faustino, Amanda Bearse, Ted McGinley and David Garrison. ("Proprietary Subject Matter").

4.       ARTICLES:         The  following  products   utilizing,   bearing,   or
                           otherwise relating to the Proprietary Subject Matter:
                           The Bundy Sport Remote - Universal remote control in the shape of a football with sound effects and stand
                           ("Articles").


                                                          #960001 Execution Copy
                                                           Dated:  July 11, 1996


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5.       TERRITORY:        United  States,  its  territories &  possessions  and
                           Canada ("Territory").

                           Subject to Licensee fully performing all of the terms and conditions of this Agreement and remitting payment of an additional U.S. $25,000.00 (the "Option Fee") by July 12, 1997 Licensee shall have an option (the "Option") to extend the Territory to worldwide. In order to exercise the Option, Licensee must provide Licensor with written notice of its intention to exercise such Option no later than May 12, 1997 and forward the Option Fee no later than July 12, 1997.

6.       TERM:             The Initial Term shall commence on April 11, 1996 and
                           expire on June 30, 1998, unless sooner terminated as provided in Exhibit "A" hereto (the "Initial Term").

                           Subject to Licensee fully performing all of the terms and conditions of this Agreement and remitting full payment of the Initial Term Guarantee to Licensor on a timely basis, and having sold a sufficient number of Articles during the Initial Term so as to have paid Licensor Royalties of at least Seventy-Five Thousand Dollars ($75,000.00) (the "Minimum Earned Royalties") during the Initial Term, Licensee shall have an option (the "Option") to extend the Initial Term for an additional period commencing as of the end of the Initial Term and ending on June 30, 2000 (the "Extended Term"). In order to exercise the Option, Licensee must provide Licensor with written notice of its intention to exercise such Option no later than sixty (60) days prior to the expiration of the Initial Term. Licensee's performance during the Extended Term shall be governed by the same terms and conditions recited in this Agreement for the Initial Term.

                           For purposes of this Agreement, "Term" shall mean the Initial Term and, if the Option is exercised, the Extended Term.

7.       EXCLUSIVITY (CHECK ONE): __ Non-exclusive license _X_ Exclusive license

8.       ROYALTY RATE:              (i) 10% of Net Sales; and
                                    (ii) 12% of Net Sales  for sales  made on an
                                    F.O.B.   basis.   (collectively,    "Royalty
                                    Rate").

9.       ADVANCE:          U.S. $25,000.00  ("Advance").  The Advance is payable
                           upon execution of this Agreement by Licensee.

10.      GUARANTEE:        U.S. $50,000.00 ("Guarantee").

                                                          #960001 Execution Copy
                                        2                  Dated:  July 11, 1996


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11.  CHANNELS OF  DISTRIBUTION:  shall mean the sale of Articles to (i) jobbers,
                           wholesalers,    and   distributors   for   sale   and
                           distribution to retail stores and merchants; (ii) retail stores and merchants directly for sale and distribution to the public; and (iii) the public directly, or to the public through third parties, through advertisements or programs appearing in or on
                           publications,   home  shopping  channels,  television
                           commercials, C.D. Rom catalogues,  electronic on-line
                           services  or  other  electronic  mediums,   statement
                           stuffers or brochures. ("Channels of Distribution").

12.      EARLIEST IN-STORE DATE:  Not Applicable.

13.      SHIPPING DATE:  November 1, 1996 ("Shipping Date")

14.      COPYRIGHT AND TRADEMARK NOTICES:

                  Copyright:        Copyright 199x ELP Communications
                                    All Rights Reserved

                  Trademark:        MARRIED...WITH CHILDRENtrademark

15.      APPROVALS:        All   Articles   and  any   related   packaging   and
                           advertising  must be  approved by Licensor in writing
                           before   distribution  or  sale  by  Licensee.   Such
                           approvals or disapprovals are within Licensor's sole discretion, pursuant to Paragraph 26.3 herein.

16.      INSURANCE AMOUNT:          $5,000,000.00

                                                          #960001 Execution Copy
                                        3                  Dated:  July 11, 1996


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17.      SAMPLES:          24

18.      ADDITIONAL TERMS:          The attached Exhibit "A" (Standard Terms and
                                    Conditions)   and  Rider  to   Agreement  is
                                    incorporated herein by this reference.

By signing below, Licensee affirms that it is in agreement with the foregoing and, that it has read and understands and agrees to be bound by Exhibit "A" (Standard Terms and Conditions) and the Rider to Agreement attached hereto and forming a part hereof. Licensee further agrees that this Agreement shall also serve as an invoice to Licensee with respect to the amounts payable as set forth above and Licensee agrees to pay such amounts to Licensor as and when specified above. This Agreement shall not be binding upon Licensor until fully executed and delivered.

ACCEPTED AND AGREED TO:

SONY SIGNATURES INC.,                           INTERACTIVE PROCESSING, INC.
as agent for ELP Communications

By:/S/KIMBERLY SCARDINO                         By:/S/SHELDON SILVERMAN

Print Name: KIMBERLY SCARDINO                   Print Name:SHELDON SILVERMAN

Title:SR. VICE PRESIDENT MERCHANDISING          Title:PRESIDENT + CEO
      & LICENSING

Date:    7/                                     Date: July 16, 96

                                                          #960001 Execution Copy
                                        4                  Dated:  July 11, 1996


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